EXHIBIT 32.1

Section 906 Certification

I, David Dalton, Chief Executive Officer of Univec, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2004 (the “periodic Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Univec, Inc.

UNIVEC, INC.

Dated: November 12, 2004	/s/ Dr. David Dalton
Dr. David Dalton,
Chief Executive Officer